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                                                                   Exhibit 10.22

                              FRONTIER CORPORATION

                        MANAGEMENT STOCK INCENTIVE PLAN

                                Amendment No. 3



     Pursuant to Section 14, the Plan is hereby amended as follows:

               Effective April 26, 1995, Section 4, paragraph second, is hereby deleted and replaced by the following new paragraph in order to clarify the aggregate number of shares that may be the subject of awards granted to any one participant:

                    The total number of shares covered by all awards granted
               under this Plan to any one participant in any one calendar year may not exceed 500,000. The Committee may issue awards in any combination it may choose provided that the total shares under all such awards does not exceed the 500,000 aggregate limit.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment on its behalf this 26th day of February, 1999.

                                         FRONTIER CORPORATION



                                            /s/ Barbara J. LaVerdi
                                        By -------------------------------
                                                Barbara J. LaVerdi
                                        Title:  Assistant Secretary